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                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 2001 included in Osmonics, Inc.'s Form 10-K for the fiscal year ended December 31, 2000 and to all references to our firm included in this registration statement.


                                       /s/ DELOITTE & TOUCHE LLP


Minneapolis, Minnesota
August 23, 2001